UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2019

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(310)-620-9320

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry Into a Material Definitive Agreement.

Patent and Know-How License Agreement

On November 20, 2019, BioSig Technologies, Inc. (the “Company”) entered into a patent and know-how license agreement (the “EP Software Agreement”) with Mayo Foundation for Medical Education and Research (“Mayo”).  The EP Software Agreement grants to the Company an exclusive worldwide license, with the right to sublicense, within the field of electrophysiology software and under certain patent rights as described in the EP Software Agreement  (the “Patent Rights”), to make, have made, use, offer for sale, sell and import licensed products and a non-exclusive license to the Company to use the research and development information, materials, technical data, unpatented inventions, trade secrets, know-how and supportive information of Mayo to develop, make, have made, use, offer for sale, sell, and import licensed products. The EP Software Agreement will expire upon the later of either (a) the expiration of the Patent Rights or (b) the 10th anniversary of the date of the first commercial sale of a licensed product, unless earlier terminated by Mayo for the Company’s failure to cure a material breach of the EP Software Agreement, the Company’s or a sublicensee’s commencement of any action or proceedings against Mayo or its affiliates other than for an uncured material breach of the EP Software Agreement by Mayo, or insolvency of the Company.

In connection with the EP Software Agreement, the Company issued to Mayo an 8-year warrant (the “EP Software Warrant”) to purchase 284,455 shares of the Company’s common stock at an exercise price of $6.16.  The EP Software Warrant is immediately exercisable and may be exercised on a cashless basis if there is no effective registration statement registering or a current prospectus available for the resale of the shares underlying the EP Software Warrant. The Company agreed to pay Mayo an upfront consideration of $25,000.  The Company also agreed to make earned royalty payments to Mayo in connection with the Company’s sales of the licensed products to third parties and sublicense income received by the Company and to make milestone payments of up to $625,000 in aggregate.

Amended and Restated Patent and Know-How License Agreement

On November 20, 2019, the Company entered into an amended and restated patent and know-how license agreement (the “Tools Agreement”) with Mayo. The Tools Agreement contains terms of license grant substantially identical to the EP Software Agreement, although it is for different patent rights and covers the field of electrophysiology systems.

In connection with the Tools Agreement, the Company issued to Mayo an 8-year warrant (the “Tools Warrant”) to purchase 284,455 shares of the Company’s common stock at an exercise price of $6.16.  The Tools Warrant is immediately exercisable and may be exercised on a cashless basis if there is no effective registration statement registering or a current prospectus available for the resale of the shares underlying the Tools Warrant. The Company agreed to pay Mayo an upfront consideration of $100,000.  The Company also agreed to make earned royalty payments to Mayo in connection with the Company’s sales of the licensed products to third parties and sublicense income received by the Company and to make milestone payments of up to $550,000 in aggregate.

NeuroClear Patent and Know-How License Agreement

On November 20, 2019, the Company’s majority-owned subsidiary, NeuroClear Technologies, Inc. (“NeuroClear”), entered into a patent and know-how license agreement (the “NeuroClear Agreement”) with Mayo.  The NeuroClear Agreement contains terms of license grant substantially identical to the EP Software Agreement and the Tools Agreement, although it is for different patent rights and covers the field of stimulation and electroporation for hypotension/syncope management, renal and non-renal denervation for hypertension treatment, and for use in treatment of arrhythmias in the autonomic nervous system.

In connection with the NeuroClear Agreement, NeuroClear issued to Mayo an 8-year warrant (the “NeuroClear Warrant”) to purchase 473,772 shares of NeuroClear’s common stock at an exercise price of $5.00 per share.  The NeuroClear Warrant is immediately exercisable and may be exercised on a cashless basis if there is no effective registration statement registering or a current prospectus available for the resale of the shares underlying the NeuroClear Warrant. NeuroClear agreed to pay Mayo an upfront consideration of $50,000.  NeuroClear also agreed to make earned royalty payments to Mayo in connection with NeuroClear’s sales of the licensed products to third parties and sublicense income received by the Company and to make milestone payments of up to $700,000 in aggregate.

Item 3.02              Unregistered Sales of Equity Securities.

The information regarding the issuances of the EP Software Warrant, the Tools Warrant, the NeuroClear Warrant and any shares of common stock of the Company or NeuroClear, as applicable, issuable upon exercise of the EP Software Warrant, the Tools Warrant or the NeuroClear Warrant (collectively, the “Mayo Warrant Shares”) set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of the EP Software Warrant, the Tools Warrant and the NeuroClear Warrant were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were issued in reliance on the exemption from registration requirements under the Securities Act provided by Section 4(a)(2) under the Securities Act. The Mayo Warrant Shares will be issued in reliance upon the exemption from the registration requirements under the Securities Act provided by Section 4(a)(2) of the Securities Act.

Item 8.01             Entry Into a Material Definitive Agreement.

On November 26, 2019, the Company issued a press release announcing that the Company entered into the patent and know-how license agreements with Mayo. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: November 26, 2019	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Chairman and Chief Executive Officer